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                                [GUARDIAN LOGO]

                                GIAC FUNDS, INC.

                       Supplement dated November 22, 2004
                      to the Prospectus dated May 1, 2004

The information under the heading "Fund Management -- Portfolio Manager" with respect to The Guardian Small Cap Stock Fund is amended as follows:

Matthew P. Ziehl, CFA, is the Fund's portfolio manager. He is a Managing Director of Guardian Life. Before joining Guardian Life in January 2002, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January 2001, and a Co-Portfolio Manager of the Salomon Brothers Small Cap Growth Fund since August 1999. Prior to that, Mr. Ziehl served as an Analyst for the Salomon Brothers Small Cap Growth Fund.

Greg Tuorto serves as co-portfolio manager of the Small Cap Fund, effective November 22, 2004. Mr. Tuorto joined Guardian Life in June 2002 as a Director and Senior Technology Analyst. From April 2000 to May 2002, Mr. Tuorto was a Senior Managing Analyst at The Dreyfus Corporation, and was an Analyst and Assistant Portfolio Manager at Tocqueville Asset Management prior thereto.